Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 2, 2011 (this “Amendment”), is made by and among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the New Term Lenders (as defined below) and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), for the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, East West Bank and Raymond James Bank, FSB, each as a Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Swingline Lender, Morgan Stanley & Co. Incorporated, as Collateral Agent and Morgan Stanley Bank, N.A., as Issuing Lender, have heretofore entered into that certain Credit Agreement, dated as of November 2, 2010 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), which term loans would replace the Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”) and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Existing Credit Agreement;

WHEREAS, each Lender holding Existing Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a signature page to this Amendment in the form of the “Lender Addendum” attached hereto (a “Lender Addendum”) (collectively, the “Converting Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) to have agreed to convert an aggregate principal amount of its Existing Term Loans into New Term Loans in a principal amount equal to the amount notified to such Converting Term Lender by the Administrative Agent, and (iii) upon the First Amendment Effective Date to have converted such amount of its Existing Term Loans into New Terms Loans in an equal principal amount;

WHEREAS, each Existing Term Lender that executes and delivers a Lender Consent (as defined below) solely in the capacity of an Existing Term Lender, and not specifically as a Converting Term Lender (collectively, the “Non-Converting Term Lenders”), will be deemed to have agreed to the terms of this Amendment but will not be deemed thereby to have agreed to

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convert its Existing Term Loans into New Term Loans or to have made any commitment to make Additional Term Loans;

WHEREAS, each Person (other than a Converting Term Lender in its capacity as such) that executes and delivers a Lender Addendum (collectively, the “Additional Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment and (ii) to have committed to make New Term Loans to the Borrower on the First Amendment Effective Date (the “Additional Term Loans”), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans), and the proceeds of such Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not converted into New Term Loans by the Converting Term Lenders;

WHEREAS, the Converting Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to convert their Existing Term Loans into New Term Loans or to make New Term Loans, as the case may be, on the terms and subject to the conditions set forth in this Amendment;

WHEREAS, the Borrower has also requested that certain other amendments be made to the Existing Credit Agreement, as set forth in Article II herein;

WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Existing Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the New Term Lenders and the Required Lenders hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Additional Term Lenders” is defined in the fifth recital.

“Additional Term Loans” is defined in the fifth recital.

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“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Converted Term Loan” is defined in Section 3.1.

“Converted Term Lenders” is defined in the third recital.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Existing Term Lenders” is defined in the third recital.

“Existing Term Loans” is defined in the second recital.

“First Amendment Effective Date” is defined in Article IV.

“Lender Addendum” is defined in the third recital.

“Lender Consent” means the form of “Lender Consent” attached hereto as Annex I.

“New Term Lenders” is defined in the sixth recital.

“New Term Loans” is defined in the second recital.

“Non-Converting Term Lenders” is defined in the fourth recital.

SECTION 1.2 Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

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ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT; ACKNOWLEDGEMENT

SECTION 2.1 Amendments. Subject to the satisfaction (or waiver) of the conditions set forth in Article IV, the Existing Credit Agreement is hereby amended as of the date of this Amendment in accordance with this Section 2.1.

SECTION 2.1.1. Amendments to Section 1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(a) The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

““Applicable Margin”: for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	Eurodollar Loans	Base Rate Loans
Revolving Loans and Swingline Loans	3.50%	2.50%
Term Loans	3.00%	2.00%

; provided, that, on and after the first Adjustment Date occurring after the completion of one full fiscal quarter of the Borrower after the Merger Closing Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid.”

(b) Clause (d) of the definition of “Base Rate” is hereby amended and restated in its entirety as follows:

“(d) in the case of any Term Loans, 2.00%.”

(c) Clause (a) of the definition of “Eurodollar Rate” is hereby amended and restated in its entirety as follows:

“(a) in the case of the Term Loans, 1.00%”.

(d) Clause (e) of the definition of “Permitted Acquisition” is hereby amended by deleting the dollar amount “$100,000,000” and replacing it with the dollar amount “$300,000,000”.

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SECTION 2.1.2. Additional Amendment to Section 1.1 (“Defined Terms”) of the Existing Credit Agreement. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

““First Amendment Effective Date”: March 2, 2011.”

SECTION 2.1.3. Amendments to Section 4.1. Section 4.1 of the Existing Credit Agreement is hereby amended by inserting the following proviso at the end thereof:

“; provided further, that any optional prepayment of Term Loans made pursuant to this Section 4.1 on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of Indebtedness incurred by the Borrower from a substantially concurrent borrowing of loans provided by one or more banks, funds or other financial institutions (other than any such borrowing pursuant to a refinancing of all the facilities or the Term Loans under this Agreement in connection with a Permitted Acquisition, Change of Control or other transaction not permitted by this Agreement (prior to giving effect to any amendment, waiver or other modification of this Agreement that is effected in connection with such transaction)) for which the interest rate payable thereon is, or upon satisfaction of specified conditions could reasonably be expected to be, less than the interest rate applicable to Term Loans that are Eurodollar Loans at the time of such prepayment shall be subject to the payment of a premium of 1.0% of the aggregate principal amount of such prepayment. For the avoidance of doubt, any prepayment or repayment of Term Loans funded directly or indirectly with the proceeds of Capital Stock issued by the Borrower or equity contributed to the Borrower and received after the First Amendment Effective Date shall not require the payment of any premium contemplated by the preceding proviso.”

SECTION 2.1.4. Amendments to Section 4.2. Section 4.2 of the Existing Credit Agreement is hereby amended by inserting the following clause (h) at the end thereof:

“(h) Any prepayment of Term Loans made pursuant to Section 4.2(a) on or prior to the first anniversary of the First Amendment Effective Date with the proceeds of Indebtedness incurred by the Borrower from a substantially concurrent borrowing of loans provided by one or more banks, funds or other financial institutions (other than any such borrowing pursuant to a refinancing of all the facilities or the Term Loans under this Agreement in connection with a Permitted Acquisition, Change of Control or other transaction not permitted by this Agreement (prior to giving effect to any amendment, waiver or other modification of this Agreement that is effected in connection with such transaction)) for which the interest rate payable thereon is, or upon satisfaction of specified conditions could reasonably be expected to be, less than the interest rate applicable to Term Loans that are Eurodollar Loans at the time of such prepayment shall be subject to the payment of a premium of 1.0% of the aggregate principal amount of such prepayment. For the avoidance of doubt, any prepayment or repayment of Term

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Loans funded directly or indirectly with the proceeds of Capital Stock issued by the Borrower or equity contributed to the Borrower and received after the First Amendment Effective Date shall not require the payment of any premium contemplated by the preceding proviso.”

SECTION 2.2 Acknowledgement. On and after the First Amendment Effective Date, each reference in the Credit Agreement or any other Loan Document to “Term Loans” shall be deemed a reference to the New Term Loans contemplated hereby. Notwithstanding any provision hereof or any implication to the contrary, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender prior to the First Amendment Effective Date in respect of such Lender’s Existing Term Loans under the Credit Agreement prior to the First Amendment Effective Date.

ARTICLE III

CONVERSION OF EXISTING TERM LOANS AND ADDITIONAL TERM LOANS

SECTION 3.1 Agreement to Conversion of Existing Term Loans into New Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Converting Term Lender agrees that an aggregate principal amount of its Existing Term Loans equal to the amount notified to such Converting Term Lender by the Administrative Agent will be converted into New Term Loans (the “Converted Term Loans”) as of the First Amendment Effective Date.

SECTION 3.2 Agreement to Make Additional Term Loans. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Additional Term Lender agrees to make Additional Term Loans equal to the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans) on the First Amendment Effective Date and shall be a “Lender” under the Credit Agreement as of such date.

SECTION 3.3 Other Provisions. On the First Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Term Loans (if any), together with available cash, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid, (iii) pay to each Existing Term Lender all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (treating Converted Term Loans as not having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to the Non-Converting Term Lenders under the Credit Agreement. The repayment of the Existing Term Loans contemplated hereby constitutes a voluntary prepayment by the Borrower pursuant to Section 4.1 of the Credit Agreement. Upon the First Amendment Effective Date, each Existing Term Lender will be deemed to have waived any prior notice of such prepayment otherwise required pursuant to the Credit Agreement. The commitments of the

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Additional Term Lenders and the conversion undertakings of the Converting Term Lenders are several and no such New Term Lender will be responsible for any other New Term Lender’s failure to make or acquire by conversion New Term Loans. Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the First Amendment Effective Date. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The amendments contained in Section 2.1, the acknowledgement contained in Section 2.2, and the agreements contained in Article III shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article IV (the “First Amendment Effective Date”).

SECTION 4.1 Execution of Counterparts. The Administrative Agent shall have received counterparts of (a) this Amendment duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent on behalf of the Required Lenders that have executed and delivered to the Administrative Agent their written agreement or consent to the amendments contained herein (whether pursuant to the execution and delivery of a Lender Addendum or a Lender Consent), (b) Lender Addendums executed by each New Term Lender such that, upon such execution by all New Term Lenders, the aggregate principal amount of the Converted Loans and the Additional Term Loans is equal to the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the effectiveness of the amendments, acknowledgement and agreements contained herein and (c) the Consent and Confirmation attached hereto duly executed and delivered by each of the Borrower and the Subsidiary Guarantors.

SECTION 4.2 Resolutions, etc. The Administrative Agent shall have received from the Borrower (a) a copy of a good standing certificate, dated a date reasonably close to the First Amendment Effective Date, and a bringdown thereof, dated the First Amendment Effective Date and (b) a certificate, dated the First Amendment Effective Date, duly executed and delivered by the Borrower’s Secretary as to resolutions of the Borrower’s Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby, in each case in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.3 First Amendment Effective Date Certificate. The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, certifying that all of the conditions to effectiveness set forth in this Article IV have been satisfied.

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SECTION 4.4 Representations and Warranties. Each of the representations and warranties made by the Borrower in Article V that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects.

SECTION 4.5 Delivery of Notes. The Administrative Agent shall have received for the account of each New Term Lender that has requested a Term Note, such New Term Lender’s Term Note duly executed and delivered by a Responsible Officer of the Borrower.

SECTION 4.6 Amendment Fee. The Administrative Agent shall have received all fees due and payable in connection with this Amendment, as previously agreed to between the Borrower and the Administrative Agent.

SECTION 4.7 Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 6.3 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

SECTION 4.8 Opinions of Counsel. The Administrative Agent shall have received a legal opinion, dated as of the First Amendment Effective Date and addressed to the Administrative Agent and all Lenders from O’Melveny & Myers LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.9 Application of Proceeds. The Borrower shall have applied, concurrently with the conversion of the Existing Term Loans into Converted Term Loans and the making of the Additional Term Loans, the proceeds of the New Term Loans, together with available cash balances, to (i) prepay in full all Existing Term Loans, other than Converted Term Loans, (ii) pay all accrued and unpaid interest on the aggregate principal amount of the Existing Term Loans being so prepaid, (iii) pay to each Existing Term Lender all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (treating Converted Term Loans as not having been prepaid for purposes of such Section) and (iv) pay to all Non-Converting Term Lenders all indemnities, cost reimbursements and other Obligations then owed to such Non-Converting Term Lenders under the Credit Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

SECTION 5.1 Representations and Warranties. In order to induce the New Term Lenders, the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Agents, Issuer and each Lender, as of the date hereof, as follows:

(a) the representations and warranties set forth in Section 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except to the extent made as of a specific date, in which case

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such representations and warranties shall be true and correct in all material respects on and as of such specific date);

(b) no order, judgment or decree of any Governmental Authority applicable to any Group Member purports to restrain any New Term Lender from making any extension of credit to be made by it;

(c) no Default or Event of Default has occurred and is continuing on the date hereof or after giving effect to the extensions of credit requested to be made on the date hereof;

(d) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

(e) the execution, delivery and performance by the Borrower of this Amendment, the extensions of credit requested hereby and the use of proceeds thereof will not (a) violate its Organizational Document, (b) violate any Requirement of Law, Governmental Authorization or any Contractual Obligation of any Group Member and (c) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to its Organizational Documents, any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents and the Permitted Liens), except for any violation set forth in clause (b) or (c) which could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.2 Non-Impairment, etc. After giving effect to this Amendment, neither the modification of the Existing Credit Agreement or any other Loan Document effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment or any other Loan Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents (as in effect immediately prior to the First Amendment Effective Date, the “Existing Security Documents”), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. Neither the modification of the Existing Credit Agreement nor the execution, delivery, performance or effectiveness of this Amendment requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Existing Security Documents) in which a security interest was granted pursuant to the Existing Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any

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material respect by the modification of the Existing Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

SECTION 5.3 Reaffirmation of Obligations. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and Loan Documents effective as of the First Amendment Effective Date and as amended hereby. The Borrower hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1 Full Force and Effect; Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Subsidiary Guarantor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

SECTION 6.2 Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Sections 11.12 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

SECTION 6.3 Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for the Administrative Agent.

SECTION 6.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 6.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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SECTION 6.6 Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 6.7 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 6.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.9 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MICROSEMI CORPORATION, as Borrower

By	/s/ John W. Hohener
Name: John W. Hohener
Title: Executive Vice President, Chief Financial Officer, Secretary & Treasurer

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By	/s/ Stephen B. King
Name: Stephen B. King
Title: Authorized Signatory

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LENDER ADDENDUM

This is a Lender Addendum referred to in, and is a signature page to, Amendment No. 1, dated as of March 2, 2011 (the “Amendment”), to the Credit Agreement, dated as of November 2, 2010 (as amended by the Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Microsemi Corporation, a Delaware corporation, as the Borrower, the Lenders, East West Bank and Raymond James FSB, as Documentation Agents, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Syndication Agent and Swingline Lender, Morgan Stanley Bank, N.A., as Issuing Lender and Morgan Stanley & Co. Incorporated, as Collateral Agent. Capitalized terms used by not defined herein have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum, the undersigned institution agrees to the terms of the Amendment and agrees, on the terms and subject to the conditions of the Amendment, (i) if executing this Lender Addendum in the capacity of a Converting Term Lender, to convert an aggregate principal amount of its Existing Term Loans equal to the amount notified to such Converting Term Lender by the Administrative Agent into New Term Loans and (ii) if executing this Lender Addendum in the capacity of an Additional Term Lender, to make New Term Loans to the Borrower on the First Amendment Effective Date in the amount notified to such Additional Term Lender by the Administrative Agent.

Maximum Amount of Converted Term Loans (not to exceed amount of Existing Term Loans held by the undersigned institution):

Maximum Amount of Additional Term Loans:

[NAME OF INSTITUTION]

By:
Name:
Title:

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ANNEX I

to Amendment No. 1

Morgan Stanley Senior Funding, Inc.,

    as Administrative Agent

1585 Broadway

New York, NY 10036

Attention: Jonathon Rauen

LENDER CONSENT

Reference is hereby made to the proposed Amendment No. 1 to Credit Agreement, dated as of March 2, 2011 (the “Amendment”), a copy of which is attached as Annex I hereto, made by and between Microsemi Corporation, a Delaware corporation, and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”) for the Lenders (including the undersigned).

By its signature below, the undersigned hereby consents as of this __ day of February, 2011 to the amendment of, and consent under, the Credit Agreement that is provided for in the proposed Amendment and authorizes the Administrative Agent to execute the Amendment on its behalf.

[NAME OF INSTITUTION]

By:
Name:
Title:

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CONSENT AND CONFIRMATION

Dated as of March 2, 2011

Each of the undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations, including, without limitation, the New Term Loans, purported to be secured thereby, as amended or otherwise affected hereby.

THIS CONSENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Consent and Confirmation may be executed by one or more of the parties to this Consent and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Consent and Confirmation may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Confirmation to be duly executed and delivered as of the date first above written.

Microsemi Corporation, as Borrower

By:
Name:
Title:

[Subsidiary Guarantors]

By:
Name:
Title:

Microsemi – Consent and Confirmation